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[LOGO] Merrill Lynch       WCMA(REGISTERED) AND TERM LOAN AND SECURITY AGREEMENT
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WCMA and Term Loan and Security Agreement NO. 9811551601 ("Loan Agreement")
dated as of November 24, 1998, between SEL-LEB MARKETING, INC., a corporation organized and existing under the laws of the State of New York having its principal office at 495 River Street, Paterson, NJ 07524 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In accordance with that certain Working Capital Management(Registered) Account Agreement No. 885-07E38 ("WCMA Agreement") between Customer and MLBFS' affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith, and as part of the WCMA Program, Customer has requested that MLBFS provide Customer with a commercial line of credit upon the terms hereinafter described (the "WCMA Line of Credit"). Customer has further requested that MLBFS make the 7-year term loan hereinafter described (the "Term Loan"). Subject to the terms and conditions hereinafter set forth, MLBFS has agreed to provide the WCMA Line of Credit and make the Term Loan.

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                             Article I. DEFINITIONS

1.1 Specific Terms. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(a) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(b) "Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

(c) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon the Collateral or any other collateral for the Obligations, and shall include, without limitation, the Term Note.

(d) "Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer or any Guarantor; or (ii) any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within sixty (60) days after filing; or (iii) Customer or any Guarantor shall make a general assignment for the benefit of creditors; or (iv) Customer or any Guarantor shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or
(v) Customer or any Guarantor shall be adjudicated a bankrupt or insolvent.

(e) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(f) "Closing Date" shall mean the date upon which all conditions precedent to MLBFS' obligation to make the Term Loan shall have been met to the satisfaction of MLBFS.

(g) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Investment Property and Financial Assets of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 4.6 (b) hereof.

(h) "Commitment Expiration Date" shall mean December 24, 1998.

(i) "Default" shall mean either an "Event of Default" as defined in Section 4.5 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(j) "General Funding Conditions" shall mean each of the following conditions to any loan or advance by MLBFS hereunder: (i) no Default shall have occurred and be continuing or would result from the making of any such loan or advance hereunder by MLBFS; (ii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer or any Guarantor; (iii) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (iv) MLBFS shall have received this Loan Agreement, the Term Note and all other Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; (v) with respect to the Term Loan, MLBFS shall have received, as and to the extent applicable, copies of invoices, bills of sale, loan payoff letters and/or other evidence reasonably satisfactory to it that the proceeds of the Term Loan will satisfy the Term Loan Purpose; (vi) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other


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collateral for the Obligations furnished pursuant to any of the Additional
Agreements; (vii) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and
(viii) any additional conditions specified in the "WCMA Line of Credit and Term Loan Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(k) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations; and "Business Guarantor" shall mean any such Guarantor that is a corporation, partnership, proprietorship, limited liability company or other entity regularly engaged in a business activity.

(l) "Initial Maturity Date" shall mean the first date upon which the WCMA Line of Credit will expire (subject to renewal in accordance with the terms hereof); to wit: October 31, 2000.

(m) "Interest Due Date" shall mean, with respect the WCMA Line of Credit, the last Business Day of each calendar month during the term hereof (or, if Customer makes special arrangements with MLPF&S, the last Friday of each calendar month during the term hereof).

(n) "Interest Rate" shall mean, with respect the WCMA Line of Credit, a variable per annum rate of interest equal to the sum of (i) 2.65% and (ii) the 30-Day Commercial Paper Rate. The "30-Day Commercial Paper Rate" shall mean, as of the date of any determination, the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations. The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate. The Interest Rate on the Term Loan is set forth or defined in the Term Note.

(o) "Line Fee" shall mean a fee of $24,750.00 payable periodically by Customer to MLBFS in connection with the WCMA Line of Credit in accordance with the provisions of Section 3.2 (k) hereof.

(p) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(q) " Maturity Date" shall mean the date of expiration of the WCMA Line of Credit.

(r) "Maximum WCMA Line of Credit" shall mean, as of any date of determination thereof, an amount equal to the lesser of: (i) $3,300,000.00, or (B) 80% of Customer's Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days old, Chattel Paper with installments or other sums more than 90 days past due, and Accounts and Chattel Paper directly or indirectly due from any person or entity not domiciled in the United States or from any shareholder, officer or employee of Customer or any affiliated entity) and 50% of Customer's Inventory, as shown on its regular books and records, less the outstanding balance of Customer's Term Loan No. 9811551601.

(s) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement, the WCMA
Note included herein and the Term Note.

(t) "Permitted Liens" shall mean with respect to the Collateral: (i) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (ii) liens in favor of MLBFS; (iii) liens which will be discharged with the proceeds of the initial WCMA Loan or the Term Loan; and (iv) any other liens expressly permitted in writing by MLBFS.

(u) "Renewal Year" shall mean and refer to the 12-month period immediately following the Initial Maturity Date and each 12-month period thereafter.

(v) "Term Loan Amount" shall mean an amount equal to the lesser of: (i) 100% of the amount required by Customer to satisfy or fulfill the Term Loan Purpose, or
(ii) $900,000.00.

(w) "Term Loan Commitment Fee" shall mean the fee of $9,000.00 due to MLBFS in connection with and as partial consideration for the commitment by MLBFS under this Loan Agreement to make the Term Loan.

(x) "Term Loan Purpose" shall mean the purpose for which the proceeds of the Term Loan will be used; to wit: to refinance Customer's existing term loan with Summit Bank and the remaining proceeds will be used to support Ales Signature, Ltd.'s new product line.

(y) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as WCMA Account No. 885-07E38 and any successor Working Capital Management Account of Customer with MLPF&S.

(z) "WCMA Loan" shall mean each advance made by MLBFS pursuant to the WCMA Line of Credit.

(aa) "WCMA Loan Balance" shall mean an amount equal the aggregate unpaid principal amount of all WCMA Loans.


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1.2 Other Terms. Except as otherwise defined herein: (i) all terms used in this
Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meanings set forth in the WCMA Agreement.

                            Article II. THE TERM LOAN

2.1 Term Loan Commitment. Subject to the terms and conditions hereof, MLBFS hereby agrees to make the Term Loan to Customer for the Term Loan Purpose, and Customer agrees to borrow all amounts borrowed to satisfy the Term Loan Purpose from MLBFS. The entire proceeds of the Term Loan shall be disbursed on the Closing Date either directly to the applicable third party or parties on account of the Term Loan Purpose or to reimburse Customer for amounts directly expended by it; all as directed by Customer in a Closing Certificate to be executed by Customer and delivered to MLBFS prior to the Closing Date.

2.2 Term Note. The Term Loan shall be evidenced by and repayable in accordance with that certain Collateral Installment Note made by Customer payable to the order of MLBFS and issued pursuant to this Loan Agreement (the "Term Note"). The Term Note is hereby incorporated as a part hereof as if fully set forth herein.

2.3 Conditions of MLBFS' Obligation. The Closing Date and MLBFS' obligation to make the Term Loan on the Closing Date are subject to the prior fulfillment of each of the following conditions: (a) MLBFS shall have received a written request from Customer that the Term Loan be funded in accordance with the terms hereof, together with a written direction from Customer as to the method of payment and payee(s) of the proceeds of the Term Loan, which request and direction shall have been received by MLBFS not less than two Business Days prior to any requested funding date; (b) MLBFS shall have received a copy of invoices, bills of sale, payoff letters or other applicable evidence reasonably satisfactory to it that the proceeds of the Term Loan will satisfy the Term Loan Purpose; (c) the Commitment Fee shall have been paid in full; (d) the Commitment Expiration Date shall not then have occurred; and (e) each of the General Funding Conditions shall then have been met or satisfied to the reasonable satisfaction of MLBFS.

2.4 Term Loan Commitment Fee. In consideration of the agreement by MLBFS to make the Term Loan to Customer in accordance with and subject to the terms hereof, Customer has paid or shall, on or before the Closing Date pay, the Term Loan Commitment Fee to MLBFS. Customer acknowledges and agrees that the Term Loan Commitment Fee has been fully earned by MLBFS, and that it will not under any circumstances be refundable.

                      Article III. THE WCMA LINE OF CREDIT

3.1 WCMA Promissory Note.

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, or if earlier, on the date of termination of the WCMA Line of Credit, the WCMA Loan Balance; (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, the periodic Line Fee and any late charges. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note ("WCMA Note") and this Loan Agreement.

3.2 WCMA Loans.

(a) Activation Date. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof. Customer hereby authorizes MLBFS to pay out of and charge to Customer's WCMA Account on the Activation Date any and all amounts necessary to fully pay off any bank or other financial institution having a lien upon any of the Collateral other than a Permitted Lien.

(b) WCMA Loans. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the first to occur of the Maturity Date or the date of termination of the WMCA Line of Credit pursuant to the terms hereof, and in addition to WCMA Loans automatically made to pay accrued interest, as hereafter provided: (i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time without premium or penalty, and request a re-borrowing of amounts repaid on a revolving basis. Customer may request WCMA Loans by use of WCMA Checks, FTS, Visa(R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) Conditions of WCMA Loans. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request:
(i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) Customer's subscription to the WCMA Program shall have been terminated; or (iv) an event shall have occurred and be continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable

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satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) Limitation of Liability. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(e) Interest. (i) An amount equal to accrued interest on the WCMA Loan Balance shall be payable by Customer monthly on each Interest Due Date, commencing with the Interest Due Date occurring in the calendar month in which the Activation Date shall occur. Unless otherwise hereafter directed in writing by MLBFS on or after the first to occur of the Maturity Date or the date of termination of the WCMA Line of Credit pursuant to the terms hereof, such interest will be automatically charged to the WCMA Account on the applicable Interest Due Date, and, to the extent not paid with free credit balances or the proceeds of sales of any Money Accounts then in the WCMA Account, as hereafter provided, paid by a WCMA Loan and added to the WCMA Loan Balance. All interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

(ii) Notwithstanding any provision to the contrary in this Agreement or any of the Additional Agreements, no provision of this Agreement or any of the Additional Agreements shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted to be charged by law ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated as being provided for, in this Agreement or any of the Additional Agreements, then: (A) Customer shall not be obligated to pay any Excess Interest; and (B) any Excess Interest that MLBFS may have received hereunder or under any of the Additional Agreements shall, at the option of MLBFS, be: (1) applied as a credit against the then unpaid WCMA Loan Balance, (2) refunded to the payer thereof, or (3) any combination of the foregoing.

(f) Payments. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit or Term Loan are subject to final collection.

(g) Irrevocable Instructions to MLPF&S. In order to minimize the WCMA Loan Balance, Customer hereby irrevocably authorizes and directs MLPF&S, effective on the Activation Date and continuing thereafter so long as this Agreement shall be in effect: (i) to immediately and prior to application for any other purpose pay to MLBFS to the extent of any WCMA Loan Balance or other amounts payable by Customer hereunder all available free credit balances from time to time in the WCMA Account; and (ii) if such available free credit balances are insufficient to pay the WCMA Loan Balance and such other amounts, and there are in the WCMA Account at any time any investments in Money Accounts (other than any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve Program), to immediately liquidate such investments and pay to MLBFS to the extent of any WCMA Loan Balance and such other amounts the available proceeds from the liquidation of any such Money Accounts.

(h) Statements. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(i) Use of WCMA Loan Proceeds; Securities Transactions. On the Activation Date, a WCMA Loan will be made to pay any indebtedness of Customer to a third party secured by all or any part of the Collateral. The proceeds of each subsequent WCMA Loan shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will funds borrowed from MLBFS through the WCMA Line of Credit or under the Term Loan be used: (i) for personal, family or household purposes of any person whatsoever, or (ii) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, whether in or in connection with the WCMA Account, another account of Customer with MLPF&S or an account of Customer at any other broker or dealer in securities.

(j) Renewal at Option of MLBFS; Right of Customer to Terminate. MLBFS may at any time, in its sole discretion and at its sole option, renew the WCMA Line of Credit for one or more Renewal Years; it being understood, however, that no such renewal shall be effective unless set forth in a writing executed by a duly authorized representative of MLBFS and delivered to Customer. Unless any such renewal is accompanied by a proposed change in the terms of the WCMA Line of Credit (other than the extension of the Maturity Date), no such renewal shall require Customer's approval. Customer shall, however, have the right to terminate the WCMA Line of Credit at any time upon written notice to MLBFS.


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(k) Line Fees. (i) In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period from the Activation Date to and including the last day of October in the calendar year immediately following the calendar year in which the Activation Date shall occur (the "Initial Line Period"), Customer has paid or shall pay the initial Line Fee to MLBFS. If the initial Line Fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause the initial Line Fee to be paid on the Activation Date with a WCMA Loan, or invoice Customer for such initial Line Fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or to any extension of the Initial Maturity Date.

(ii) Customer shall pay an additional Line Fee for each 12-month period following the Initial Line Period to the Initial Maturity Date, and for each Renewal Year. In connection therewith, Customer hereby authorizes MLBFS, at its option, to either cause each such additional Line Fee to be paid with a WCMA Loan on or at any time after the first Business Day of such 12-month period or Renewal Year, as applicable, or invoiced to Customer at such time (in which event Customer shall pay such Line Fee within 5 Business Days after receipt of such invoice). Each Line Fee shall be deemed fully earned by MLBFS on the date payable by Customer, and no termination of the WCMA Line of Credit, howsoever caused, shall entitle Customer to any rebate or refund of any portion of such Line Fee; provided, however, that if Customer shall terminate the WCMA Line of Credit not later than 5 Business Days after the receipt by Customer of notice from MLBFS of a renewal of the WCMA Line of Credit, Customer shall be entitled to a refund of any Line Fee charged by MLBFS for the ensuing Renewal Year.

                         Article IV. GENERAL PROVISIONS

4.1 Representations and Warranties.

Customer represents and warrants to MLBFS that:

(a) Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of New York and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary; and, where applicable, each Business Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement, the Term Note and the other Additional Agreements to which it is a party.

(d) Enforceability. This Loan Agreement, the Term Note and such of the other Additional Agreements to which Customer or any Guarantor is a party are the respective legal, valid and binding obligations of Customer and such Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) Collateral. Except for any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) Financial Statements Except as expressly set forth in Customer's or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct in all material respects and fairly represent such Guarantor's financial condition as of the date of such financial statements (subject, in the case of interim unaudited financial statements of a Business Guarantor, to normal year-end adjustments), and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g) Litigation. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any such Guarantor or the continued operations of Customer or any Business Guarantor.

(h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor).

(i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to provide the WCMA Line of Credit and make the Term Loan, and (ii) is continuing and shall be deemed remade by Customer on both the Closing Date and Activation Date, and thereafter concurrently with each request for a WCMA Loan.

4.2 Financial and Other Information.

Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(a) Annual Financial Statements. Within 120 days after the close of each fiscal year of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS a copy of the annual audited consolidated financial statements of Customer and each Business Guarantor, consisting of at least a balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, certified by their current independent certified public accountants or other independent certified public accountants reasonably acceptable to MLBFS.

(b) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS: (i) their consolidated compiled statements of profit and loss for the fiscal quarter then ended, and (ii) their consolidated compiled balance sheet as at the close of such fiscal quarter; compiled by their current independent accountants or other independent accountants reasonably acceptable to MLBFS and certified by their respective chief financial officer.

(c) Other Interim Reports. Within 15 days after the close of each fiscal month of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS an aging of Accounts and Chattel Paper and an Inventory report for Customer and each such Business Guarantor as of the end of such fiscal month, all in reasonable detail and certified by their respective chief financial officer.

(d) Other Information. Customer shall furnish or cause to be furnished to MLBFS such other information as MLBFS may from time to time reasonably request relating to Customer, any Guarantor or the Collateral.

4.3 Other Covenants. Customer further covenants and agrees during the term of this Loan Agreement that:

(a) Financial Records; Inspection. Customer and each Business Guarantor will:
(i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) Taxes. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer or any Business Guarantor.

(c) Compliance With Laws and Agreements. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor.

(d) Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or any Business Guarantor; and (iii) any information which indicates that any financial statements of Customer or any Guarantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) Notice of Change. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer or any Guarantor.

(f) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) neither Customer nor any Business Guarantor shall be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer or such Business Guarantor, or (B) a material adverse change in the financial condition or operations of Customer or such Business Guarantor; (ii) Customer and each Business Guarantor shall preserve their respective existence and good standing in the jurisdiction(s) of establishment and operation; (iii) neither Customer nor any Business Guarantor shall engage in any material business substantially different from their respective business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) neither Customer nor any Business Guarantor shall cause or permit any other person or entity to assume or succeed to any material business or operations of Customer or such Business Guarantor; and (v) neither Customer nor any Business Guarantor shall cause or permit any material change in its controlling ownership.

(g) Minimum Tangible Net Worth.Customer's "tangible net worth" shall at all times exceed $6,500,000.00. For the purposes hereof, the term "tangible net worth" shall mean Customer's net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and
(ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer.

(h) Borrowed Debt. Except upon the prior written consent of MLBFS, Customer shall not directly or indirectly hereafter incur or permit to exist any debt of Customer for borrowed money or the lease under a capital lease or deferred purchase price of real or personal property other than: (i) debt to MLBFS and
(ii) debt existing as of the date of and reflected on the last financial statements of Customer submitted to MLBFS prior to the date hereof and not refinanced by MLBFS.

4.4 Collateral.

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business: (i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and
(iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) Location. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer and each Business Guarantor shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance policies shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or prepay the Term Loan by an amount equal to the actual cash value of such Collateral as determined by either the insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS; it being further understood that if such actual cash value is in excess of the balance then outstanding under the Term Loan, any excess shall be deposited into the WCMA Account concurrently with a like permanent reduction in the Maximum WCMA Line of Credit. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or line reduction, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or prepay the Term Loan and/or reduce the Maximum WCMA Line of Credit, as aforesaid. Any partial prepayment of the Term Loan shall be applied to installments due in inverse order of maturity.

(j) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(k) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

4.5 Events of Default.

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Exceeding the Maximum WCMA Line of Credit. If the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit and Customer shall fail to deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit within five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Other Failure to Pay. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any other amount owing or required to be paid or deposited by Customer under this Loan Agreement or the Term Note, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Failure to Perform. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement, the Term Note or any of the other Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(d) Breach of Warranty. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement, the Term Note or any of the other Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(e) Default Under Other Agreement. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(f) Bankruptcy Event. Any Bankruptcy Event shall occur.

(g) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer or any Guarantor has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(h) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

(i) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within ten (10) Business Days.

4.6 Remedies.

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate its obligation to make the Term Loan (if the Term Loan has not then been funded) and terminate the WCMA Line of Credit and all obligations to provide the WCMA Line of Credit or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event the WCMA Line of Credit and all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest on the Term Note and WCMA Note, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and each Guarantor remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional Collateral.

(c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral.

(d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(e) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

4.7 Miscellaneous.

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement, the Term Note or any of the other Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement, the Term Note or any of the other Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement, the Term Note or any of the other Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer. In connection with said authorization, the parties recognize that in order to provide a WCMA Line of Credit certain information about Customer is required to be made available on a computer network accessible by certain affiliates of MLBFS, including MLPF&S.

(c) Communications. All notices and other communications required or permitted hereunder or in connection with any of the Additional Agreements shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code and other filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) Late Charge. Any payment required to be made by Customer pursuant to this Loan Agreement or any of the Additional Agreements not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest with respect to the WCMA Line of Credit.

(g) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement, the Term Note or any of the other Additional Agreements, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(h) Binding Effect; Assignment. This Loan Agreement, the Term Note and the other Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement, the Term Note or any of the other Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement, the Term Note or the other Additional Agreements.

(i) Headings. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) Governing Law. This Loan Agreement, the Term Note and, unless otherwise expressly provided therein, each of the other Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) Severability of Provisions. Whenever possible, each provision of this Loan Agreement, the Term Note and the other Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement, the Term Note or any of the other Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement, the Term Note and the other Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) Term. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be obligated to make the Term Loan or extend the WCMA Line of Credit, or, after the Activation Date and/or the Closing Date, there shall be any moneys outstanding under the Term Note, WCMA Note or this Loan Agreement, or there shall be any other Obligations outstanding.

(m) Counterparts. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(n) Jurisdiction; Waiver. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT (INCLUDING THE WCMA

NOTE SET FORTH HEREIN), THE TERM NOTE AND THE OTHER ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE WCMA LINE OF CREDIT, THE TERM LOAN, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

(o) Integration. THIS LOAN AGREEMENT, TOGETHER WITH THE TERM NOTE AND THE OTHER ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES THAT EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN: (I) NO PROMISE OR COMMITMENT HAS BEEN MADE TO IT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO: (X) LEND ANY ADDITIONAL MONEYS, UNDER THE TERM LOAN, OR OTHERWISE, OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY, OR (Y) EXTEND THE AVAILABILITY OF THE WCMA LINE OF CREDIT OR THE DUE DATE OF THE WCMA LOAN BALANCE, OR (Z) INCREASE THE MAXIMUM WCMA LINE OF CREDIT; (II) NO PURPORTED AGREEMENT TO LEND ADDITIONAL MONEYS OR OTHERWISE MODIFY THE TERMS OF THE TERM LOAN, OR TO EXTEND THE MATURITY DATE OR INCREASE THE MAXIMUM WCMA LINE OF CREDIT, SHALL BE VALID OR BINDING UNLESS EXPRESSLY SET FORTH IN A WRITTEN INSTRUMENT SIGNED BY MLBFS; AND (III) THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITMENT LETTERS FROM MLBFS TO CUSTOMER, NONE OF WHICH SHALL BE CONSIDERED AN ADDITIONAL AGREEMENT. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT OR ANY OF THE ADDITIONAL AGREEMENTS TO WHICH CUSTOMER IS A PARTY SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND CUSTOMER.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

SEL-LEB MARKETING, INC.


By:
     -----------------------------------------------------------------
           Signature (1)                        Signature (2)

----------------------------------------------------------------------
           Printed Name                         Printed Name

----------------------------------------------------------------------
           Title                                Title

Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By:
     ----------------------------------------------

                                    EXHIBIT A

ATTACHED TO AND HEREBY MADE A PART OF WCMA(REGISTERED) AND TERM LOAN AND SECURITY AGREEMENT NO. 9811551601 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND SEL-LEB MARKETING, INC.

--------------------------------------------------------------------------------


Locations of Tangible Collateral:

[LOGO] Merrill Lynch                                             No. 9811551601
--------------------------------------------------------------------------------
900,000.00                                                    November 24, 1998


                           COLLATERAL INSTALLMENT NOTE


FOR VALUE RECEIVED, SEL-LEB MARKETING, INC., a corporation organized and existing under the laws of the State of New York ("Customer") hereby promises to pay to the order of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware ("MLBFS"), in lawful money of the United States, the principal sum of $900,000.00, or if more or less, the aggregate amount advanced by MLBFS to Customer pursuant to the Loan Agreement (the "Loan Amount"); together with interest on the unpaid balance of the Loan Amount, from the Closing Date until payment, at the Interest Rate, as follows:

1. DEFINITIONS.

(a) In addition to terms defined elsewhere in this Note, as used herein, the following terms shall have the following meanings:

(i)   "Closing Date" shall mean the date of advancement of funds hereunder.

(ii) "Excess Interest" shall mean any amount of interest in excess of the maximum amount of interest permitted to be charged by law.

(iii) "Interest Rate" shall mean a variable per annum rate equal to the sum of
(i) 2.80% per annum, and (ii) the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations (the "30-Day Commercial Paper Rate"). The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(iv) "Loan Agreement" shall mean that certain WCMA AND TERM LOAN AND SECURITY AGREEMENT No. 9811551601 between Customer and MLBFS, as the same may have been or may hereafter be amended or supplemented.

(v) "Note" shall mean this COLLATERAL INSTALLMENT NOTE.

(b) Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement. Without limiting the foregoing, the terms "Additional Agreements", "Bankruptcy Event" and "Event of Default" shall have the respective meanings set forth in the Loan Agreement.

2. PAYMENT AND OTHER TERMS. Customer shall pay the indebtedness under this Note in 84 consecutive monthly installments commencing on the first day of the second calendar month following the Closing Date and continuing on the first day of each calendar month thereafter until this Note shall be paid in full. Each such installment in an amount equal to the sum of (i) accrued interest at the Interest Rate, and (ii) 1/84th of the Loan Amount (with the first such installment including interest accrued from the date of funding).

Each payment received hereunder shall be applied first to any fees and expenses of MLBFS payable by Customer under the terms of the Loan Agreement, next to any late charges payable hereunder, next to accrued interest at the Interest Rate, with the balance applied on account of the unpaid principal hereof. Any part of the principal hereof or interest hereon or other sums payable hereunder or under the Loan Agreement not paid within ten (10) days of the applicable due date shall be subject to a late charge equal to the lesser of (i) 5% of the overdue amount, or (ii) the maximum amount permitted by law. All interest shall be computed on the basis of actual days elapsed over a 360-day year. All sums payable hereunder shall be payable at the office of MLBFS at 33 West Monroe Street, Chicago, Illinois 60603, or at such other place or places as the holder hereof may from time to time appoint in writing.

Customer may prepay this Note at any time in whole or in part without premium or penalty. Any partial prepayment shall be applied to installments of the Loan Amount in inverse order of maturity.

This Note is the Collateral Installment Note referred to in, and is entitled to all of the benefits of the Loan Agreement and any Additional Agreements. If Customer shall fail to pay when due any installment or other sum due hereunder, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by the holder hereof to Customer, or if any other Event of Default shall occur and be continuing, then at the option of the holder hereof (or, upon the occurrence of any Bankruptcy Event, automatically, without any action on the part of the holder hereof), and in addition to all other rights and remedies available to such holder under the Loan Agreement, any Additional Agreements, and otherwise, the entire Loan Amount at such time remaining unpaid, together with accrued interest thereon and all other sums then owing by Customer under the Loan Agreement, may be declared to be and thereby become immediately due and payable.

It is expressly understood, however, that nothing contained in the Loan Agreement, any other agreement, instrument or document executed by Customer, or otherwise, shall affect or impair the right, which is unconditional and absolute, of the holder hereof to enforce payment of all sums due under this Note at or after maturity, whether by acceleration or otherwise, or shall affect the obligation of Customer, which is also unconditional and absolute, to pay the sums payable under this Note in accordance with its terms. Except as otherwise expressly set forth herein or in the Loan Agreement, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this Note.

Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note. Notwithstanding any provision to the contrary in this Note, the Loan Agreement or any of the Additional Agreements, no provision of this Note, the Loan Agreement or any of the Additional Agreements shall require the payment or permit the collection of any Excess Interest. If any Excess Interest is provided for, or is adjudicated as being provided for, in this Note, the Loan Agreement or any of the Additional Agreements, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) any Excess Interest that MLBFS may have received under this Note, the Loan Agreement or any of the Additional Agreements shall, at the option of MLBFS, be: (i) applied as a credit against the then unpaid principal balance of this Note, or accrued interest hereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing.

This Note shall be construed in accordance with the laws of the State of Illinois and may be enforced by the holder hereof in any jurisdiction in which the Loan Agreement may be enforced.

IN WITNESS WHEREOF, this Note has been executed by Customer as of the day and year first above written.

SEL-LEB MARKETING, INC.


By:
     ------------------------------------------------------------
         Signature (1)             Signature (2)

------------------------------------------------------------------
         Printed Name              Printed Name

------------------------------------------------------------------
         Title                     Title

[LOGO] Merrill Lynch                                      CLOSING CERTIFICATE
-----------------------------------------------------------------------------

The undersigned, SEL-LEB MARKETING, INC., a corporation organized and existing under the laws of the State of New York ("Customer"), as a primary inducement to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to make a loan to Customer (the "Loan") pursuant to that certain WCMA AND TERM LOAN AND SECURITY AGREEMENT No. 9811551601 between Customer and MLBFS dated as of November 24, 1998 (the "Loan Agreement") DOES HEREBY REPRESENT, WARRANT AND AGREE AS FOLLOWS:

1. All of Customer's representations and warranties in the Loan Agreement are true and correct and remade as of the date hereof, and, without limiting the foregoing: (i) subject only to "Permitted Liens" (as defined in the Loan Agreement), MLBFS has a first lien and security interest upon all of the "Collateral" under the Loan Agreement (including any Collateral financed or refinanced with the proceeds of the Loan), and (ii) the Loan is being applied on account of and will satisfy the "Term Loan Purpose" under the Loan Agreement.

2. There has not occurred any event which constitutes a " Default" under the Loan Agreement.

3. There has not occurred any material adverse change in the business or financial condition of Customer or any Guarantor of Customer's obligations to MLBFS since the date of the last financial statements submitted to MLBFS.

4. MLBFS is hereby authorized and directed to disburse the proceeds of the Loan, by:

[_] check  [_] wire transfer  [_] deposit as follows:

1. Payoff Summit Bank per their payoff letter and instructions; and disburse any remaining proceeds as follows:

2. Deposit remaining funds into our WCMA Acount #885-07E38



Dated this ____ day of _____________________, 1998


SEL-LEB MARKETING, INC.


By:
     --------------------------------------------------------------
         Signature (1)                 Signature (2)

     --------------------------------------------------------------
         Printed Name                  Printed Name

     --------------------------------------------------------------
         Title                         Title

[LOGO] Merrill Lynch                                  SECRETARY'S CERTIFICATE
-----------------------------------------------------------------------------

The undersigned hereby certifies to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of SEL-LEB MARKETING, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New York; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 1998 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that this Corporation is authorized and empowered, now and from time to time hereafter, to borrow and/or obtain credit from, and/or enter into other financial arrangements with, MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"), and in connection therewith to grant to MLBFS liens and security interests on any or all property belonging to this Corporation; all such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and MLBFS; and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered to: (a) execute and deliver to MLBFS on behalf of this Corporation any and all loan agreements, promissory notes, security agreements, pledge agreements, financing statements, mortgages, deeds of trust, leases and/or all other agreements, instruments and documents required by MLBFS in connection therewith, and any present or future extensions, amendments, supplements, modifications and restatements thereof; all in such form as any such officer shall approve, as conclusively evidenced by his or her signature thereon, and (b) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and any and all prior acts of each of said officers in these premises are hereby ratified and confirmed in all respects; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President:
                    ------------------------------------------------

         Vice President:
                         -------------------------------------------

         Treasurer:
                    ------------------------------------------------

         Secretary:
                    ------------------------------------------------

                              :
         ----------------------    ---------------------------------
         Additional Title

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 1998.

(Corporate Seal)


                              -------------------------------------------------
                                                Secretary

             Printed Name:
                              -------------------------------------------------

[LOGO] Merrill Lynch                                   UNCONDITIONAL GUARANTY
-----------------------------------------------------------------------------

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with SEL-LEB MARKETING, INC., a corporation organized and existing under the laws of the State of New York (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain WCMA AND TERM LOAN AND SECURITY AGREEMENT No. 9811551601 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement, including, without limitation, the WCMA NOTE included with, and TERM NOTE incorporated by reference into, the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or any Additional Agreements (collectively, the "Guaranteed Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, ALES SIGNATURE LTD., a corporation organized and existing under the laws of the State of New York ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Guaranteed Documents, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW, GUARANTOR AGREES THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE GUARANTEED DOCUMENTS MAY BE ENFORCED. GUARANTOR AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of November 24, 1998.

ALES SIGNATURE LTD.

By:
     ---------------------------------------------------------------
         Signature (1)                 Signature (2)

     ---------------------------------------------------------------
         Printed Name                  Printed Name

     ---------------------------------------------------------------
         Title                         Title

Address of Guarantor:
           495 RIVER STREET
           PATERSON, NJ 07524

[LOGO] Merrill Lynch                                  SECRETARY'S CERTIFICATE
-----------------------------------------------------------------------------
                            (Guaranty by Corporation)


The undersigned hereby certifies to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of ALES SIGNATURE LTD., a corporation duly organized, validly existing and in good standing under the laws of the State of New York; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 1998 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of SEL-LEB MARKETING, INC. ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and (iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President:
                    ---------------------------------------------------
         Vice President:
                         ----------------------------------------------

         Treasurer:
                    ---------------------------------------------------

         Secretary:
                    ---------------------------------------------------

                         :
         -----------------   -----------------------------------------
         Additional Title

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 1998.



(Corporate Seal)         ------------------------------------------------------
                                            Secretary


         Printed Name:   ------------------------------------------------------

[LOGO] Merrill Lynch                      LANDLORD'S SUBORDINATION AGREEMENT
-----------------------------------------------------------------------------

The undersigned Landlord is the record owner and lessor to SEL-LEB MARKETING, INC. ("Tenant") of the real property commonly known as 495 River Street, Paterson, NJ 07524 (the "Premises");

Landlord has been advised that MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") has or is about to lend moneys to, extend or continue to extend credit to or for the benefit of, or enter into another financial accommodation with, Tenant, or for the benefit of a third party based upon the credit and/or collateral of Tenant, and in connection therewith that Tenant has granted or is about to grant to MLBFS a security interest in, among other collateral, the following property of Tenant ("MLBFS' Collateral"); to wit:

     All equipment, inventory, removable trade fixtures and other tangible and intangible personal property now and hereafter owned by Tenant.

Among other conditions thereof, MLBFS has required that Landlord execute and deliver this Agreement. Accordingly, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord hereby agrees as follows:

1. Landlord hereby subordinates for the benefit of MLBFS, and with respect to all present and future obligations of or secured by Tenant to MLBFS, any right or interest in MLBFS' Collateral which, but for this Agreement, would or might be prior to the rights and/or security interests of MLBFS, as aforesaid; and Landlord agrees so long as Tenant shall be obligated to MLBFS, it will not, without the prior consent of MLBFS, exercise any right under local law to levy or distrain upon any of MLBFS' Collateral.

2. Landlord further agrees that in the event that MLBFS shall at any time seek to take possession of or remove all or any part of MLBFS' Collateral from the Premises, Landlord will not hinder the same or interfere or object thereto, and Landlord hereby consents to MLBFS' entry upon the Premises for such purposes; provided, however, that: (i) any such removal shall be made during reasonable business hours; (ii) MLBFS shall not, without the prior written consent of Landlord, conduct any public or auction sale on the Premises; and (iii) MLBFS shall promptly at its expense repair any damage to the Premises directly caused by any such removal by MLBFS or its agents of MLBFS' Collateral from the Premises.

This Agreement shall be binding upon and shall inure to the benefit of Landlord and it successors, assigns, heirs and/or personal representatives, as applicable, and MLBFS and its successors and assigns.

Dated as of November 24, 1998.

Landlord:
           --------------------------------------------------------

By:
     --------------------------------------------------------------
         (Signature 1)                (Signature 2)

     --------------------------------------------------------------
         (Printed Name)               (Printed Name)

     --------------------------------------------------------------
         (Title)                      (Title)

                                                      Private Client Group

                                                      Merrill Lynch Business
                                                      Financial Services Inc.
[LOGO] Merrill Lynch                                  33 West Monroe Street
                                                      22nd Floor
                                                      Chicago, Illinois 60603
                                                      (312) 269-1352
                                                      FAX: (312) 845-9093


                                                      November 24, 1998


Mr. Jan Mirsky
Sel-Leb Marketing, Inc.
495 River Street
Paterson, NJ 07524

          Re: WCMA Line of Credit and Term Loan Approval

Dear Mr. Mirsky,

As I believe you know, we have approved the request of Sel-Leb Marketing, Inc. ("Customer") for both a WCMA Line of Credit and Term Loan upon the terms and conditions set forth in the enclosed documents ("Loan Documents").

For your information, the following are some of the principal terms of the approval:

WCMA Line of Credit:

     Maximum WCMA Line of Credit: An amount equal to the lesser of: (i) $3,300,000.00, or (ii) 80% of Customer's Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days old, Chattel Paper with installments or other sums more than 90 days past due, and Accounts and Chattel Paper directly or indirectly due from any person or entity not domiciled in the United States or from any shareholder, officer or employee of Customer or any affiliated entity) and 50% of Customer's Inventory, as shown on its regular books and records, less the outstanding balance of Customer's Term Loan No. 9811551601.


     WCMA Interest Rate: Variable at a per annum rate equal to the sum of 2.65% plus the 30-Day Commercial Paper Rate (as published in The Wall Street Journal), based upon actual days elapsed over a 360-day year.

     Initial Expiration Date: October 31, 2000 (subject to renewal annually thereafter).

     Line Fee For First Year of Initial Term: $24,750.00.

Term Loan:

     Term Loan Purpose: The purpose of the Term Loan is to refinance Customer's existing term loan with Summit Bank and the remaining proceeds will be used to support Ales Signature, Ltd.'s new product line.

     Maximum Term Loan Amount: An amount equal to the lesser of (i) 100% of the amount required by Customer to satisfy or fulfill the Term Loan Purpose, or
     (ii) $900,000.00.

     Term: 7-years from the first day of the calendar month immediately following the date of funding.

     Term Loan Interest Rate: Variable at a per annum rate equal to the sum of 2.80% plus the 30-Day Commercial Paper Rate published from time to time in The Wall Street Journal, based upon actual days elapsed over a 360-day year.

     Commitment Fee: $9,000.00.

Please refer to the Loan Documents for a complete statement of the terms for both the WCMA Line of Credit and Term Loan.

In addition to conditions set forth in the Loan Documents, our approval is subject to:

(a) The valid subscription and continued maintenance by Customer of a Working Capital Management Account with Merrill Lynch, Pierce, Fenner and Smith Incorporated for use in connection with the WCMA Line of Credit, which subscription and maintenance shall be evidenced on Merrill Lynch's computer system.

(b) Our receipt of all of the Loan Documents together with any additional documents contemplated thereby or otherwise reasonably required by us, all of which shall be duly executed and, if applicable, recorded, and all of which shall be in form and substance satisfactory to us.

(c) Acceptance by us in writing of the executed Loan Documents at our office in Chicago after review and a final determination by us of the consistency of the Loan Documents with our original internal credit approval. (Without limiting the foregoing, it should be understood that prior to such acceptance we are not bound by any clerical or other errors in or omissions from the Loan Documents.)

(d) Our continuing satisfaction with the financial condition of Customer and each guarantor of Customer's obligations to us.

(e) There not occurring any event which under the terms of the Loan Documents would constitute a Default.

(f) Evidence satisfactory to us of the perfection and priority of any liens required by us in the Loan Documents.

(g) Our receipt and satisfaction with a payoff letter from Summit Bank setting forth: (i) a payoff balance as of a specified date; (ii) a per diem interest charge; (iii) wire transfer instructions; and (iv) a statement that upon receipt of the payoff amount said bank will terminate all of its liens and security interests on Customer's assets, and remit stamped copies of UCC Termination Statements and/or other appropriate documents evidencing said termination to us. A sample form of payoff letter is enclosed.

(h) Our receipt of a Certificate of Insurance satisfactory to us evidencing a policy or policies of physical damage insurance on the tangible collateral described in the Loan Documents, and providing that losses shall be payable to us as our interests may appear pursuant to a Lender's Loss Payable Endorsement, and that we shall receive not less than 10 days prior notice of any cancellation or material amendment.

In addition to the foregoing, our approval is subject to our receipt (where applicable) and satisfaction with the following:

(1) Current Accounts Receivable Aging, Inventory Report and 9/30/98 or more current financial statements of Customer and Ales Signature Ltd. ("Ales");

(2) Reference from Summit Bank;

(3) Verification by a bank officer of PNC Bank that Customer has an open and active lockbox. In addition, Customer must provide MLBFS with a copy of the executed lockbox agreement; and

(4) A collateral audit of Customer's and Ales' accounts receivable and inventory, to be performed by an independent third party, acceptable to MLBFS, with all expenses incurred to be the responsibility of Customer.

Our approval will remain open subject to said conditions until December 24, 1998, after which time it shall be void.

Note that as set forth above the Loan Documents require an initial Line Fee of $24,750.00 and a Term Loan Commitment Fee of $9,000.00. If any portion of these fees have not yet been paid, please pay these fees by check at the time you return the executed Loan Documents. Note further that under the terms of the Loan Documents Customer is responsible for UCC filing and search fees and expenses.

To assist you in completing the Loan Documents, we have affixed a "Sign Here" sticker to each page requiring a signature, and have penciled an "x" in front of each signature line.

In order to minimize signature requirements, we normally seek only one copy of each of the Loan Documents. After the WCMA Line of Credit has been activated and the Term Loan has been funded, we will return a fully executed duplicate copy for your records.

Although we will endeavor to make the WCMA Line of Credit available as soon as feasible after the conditions of our approval have been met, there may be system delays of up to several days until actual availability. Accordingly, we suggest that you contact us prior to your initial use of the WCMA line. We would further appreciate as much lead time as feasible prior to the Term Loan funding date.

If you have any questions about our approval or the structure or terms of the facility, please call Adine Hruby at (312) 269-5428. If you have any questions about the Loan Documents, please call me at (312) 269-1352.

Very truly yours,

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.


By:
     -------------------------------
         Jennifer Corken
         Documentation Manager

cc:      Wayne Dedrick
         Adine Hruby